UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, 30th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

Closing of Path 15 Sale

On March 11, 2013, Atlantic Power Corporation (the “Company”) announced that the Company and certain of its subsidiaries entered into a purchase and sale agreement with Duke-American Transmission Company to sell the Company’s interests in the Path 15 transmission line (the “Sale”), including Atlantic Path 15 Transmission, LLC, Atlantic Holdings Path 15, LLC and Atlantic Path 15, LLC (collectively, “Path 15”). On May 2, 2013, the Company issued a press release (the “Press Release”) announcing the completion of the Sale on April 30, 2013 for net cash proceeds, including working capital adjustments, of approximately $56 million.  All debt issued by Path 15, totaling $137.2 million as of March 31, 2013, transferred with the Sale.  The Company intends to use the net proceeds from the Sale for general corporate purposes, including investment in future accretive growth opportunities.

The full text of the Press Release announcing the closing of the Sale is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Syndication of Tax Equity Investment in Canadian Hills

On May 2, 2013, the Company also announced in the Press Release the syndication of its $44 million tax equity investment in the Canadian Hills wind project (“Canadian Hills”) with Bank of America Merrill Lynch.  In December 2012, Canadian Hills received tax equity investments totaling $225 million from a consortium of four institutional tax equity investors.  At that time, the Company also made a $44 million tax equity investment in Canadian Hills.  Net cash proceeds received by the Company for its interest were approximately $42 million, which accounts for the receipt by the Company of cash distributions and tax benefits in 2013 and transaction costs.  The syndication of the Company’s interest completes the sale of 100% of Canadian Hills’ $269 million of tax equity interests.  The Company intends to use the net proceeds from the syndication for general corporate purposes, including investment in future accretive growth opportunities.

The full text of the Press Release announcing the syndication of the Company’s tax equity investment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information,” as such term is used in Canadian securities laws (referred to as “forward-looking statements”).  These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the expectations that the Company will use net proceeds from the Sale and the syndication of its tax equity investment for general corporate purposes, including investment in future accretive growth opportunities as described above constitutes forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this Current Report on Form 8-K.  These forward-looking statements are based on a number of assumptions which may prove to be incorrect.  Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved.  A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from time to time with the U.S. Securities and Exchange Commission and Canadian securities regulators.  The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements.  These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01                                           Financial Statements and Exhibits.

(b)                                                                                 Exhibits

Exhibit
Number	Description
99.1	Press Release of the Company, dated May 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: May 2, 2013	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company, dated May 2, 2013.